UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 5, 2016

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

216 16th Street, Suite #1350
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 893-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Michael Pawelek, President of the Company

On July 5, 2016, the Company entered into an employment agreement with Mr. Pawelek, effective as of the consummation of the Company’s merger with Brushy Resources, Inc. (the “Effective Date”), under which he will serve as President of the Company. The initial term of the agreement is scheduled to end on December 31, 2017, and the agreement will renew automatically for additional one-year periods beginning on December 31, 2017, unless either party gives notice of non-renewal at least 180 days before the end of the then-current term. The agreement replaces in its entirety Mr. Pawelek’s prior employment agreement with Brushy.

Mr. Pawelek’s initial base salary under his employment agreement is $307,000, which will be reviewed on an annual basis. Mr. Pawelek will be eligible to receive a cash bonus equal to a percentage of his base salary (ranging from 0% to 500%) depending on the level of achievement of certain BOE per day, EBITDAX and cash on hand performance measures during the first year of the agreement. Mr. Pawelek will also be eligible to receive awards of equity and non-equity compensation and to participate in the Company’s annual and long-term incentive plans, in each case as determined by the Board in its discretion. On June 24, 2016, Mr. Pawelek received a grant of stock options under the Company’s 2016 Omnibus Incentive Plan to purchase 375,000 shares of common stock with an exercise price of $1.34. This option vests over two years, with 34% vesting on the date of the grant, 33% vesting on the first anniversary of the date of the grant and 33% vesting on the second anniversary of the date of the grant, subject to continued service through each vesting date.

Under his employment agreement, Mr. Pawelek will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums upon a termination by the Company without cause or a termination by him for good reason. Upon a termination by the Company without cause or a termination by Mr. Pawelek for good reason within 12 months following a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Pawelek will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Pawelek’s employment agreement are subject to his execution and non-revocation of a release of claims against the Company. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Mr. Pawelek receiving a greater net after tax benefit as a result of the reduction.

All payments to Mr. Pawelek under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Pawelek is subject to non-competition, non-solicitation, anti-raiding, and confidentiality provisions under his employment agreement.

The foregoing description of the terms of the employment agreement with Mr. Pawelek is not complete and is subject in its entirety by reference to the terms of such employment agreement, a copy of which is attached as Exhibit 10.1 hereto.

Employment Agreement with Edward Shaw, Executive Vice President and Chief Operating Officer of the Company

On July 5, 2016, the Company entered into an employment agreement with Mr. Shaw, effective as of the Effective Date, under which he will serve as Executive Vice President - Chief Operating Officer of the Company. The initial term of the agreement is scheduled to end on December 31, 2017, and the agreement will renew automatically for additional one-year periods beginning on December 31, 2017, unless either party gives notice of non-renewal at least 180 days before the end of the then-current term. The agreement replaces in its entirety Mr. Shaw’s prior employment agreement with Brushy.

Mr. Shaw’s initial base salary under the agreement is $267,000, which will be reviewed on an annual basis. Mr. Shaw will be eligible to receive a cash bonus equal to a percentage of his base salary (ranging from 0% to 500%) depending on the level of achievement of certain BOE per day, EBITDAX and cash on hand performance measures during the first year of the agreement. Mr. Shaw will also be eligible to receive awards of equity and non-equity compensation and to participate in the Company’s annual and long-term incentive plans, in each case as determined by the Board in its discretion. On June 24, 2016, Mr. Shaw received a grant of stock options under the Company’s 2016 Omnibus Incentive Plan to purchase 375,000 shares of common stock with an exercise price of $1.34. This option vests over two years, with 34% vesting on the date of the grant, 33% vesting on the first anniversary of the date of the grant and 33% vesting on the second anniversary of the date of the grant, subject to continued service through each vesting date.

Under his employment agreement, Mr. Shaw will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums upon a termination by the Company without cause or a termination by him for good reason. Upon a termination by the Company without cause or a termination by Mr. Shaw for good reason within 12 months following a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Shaw will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Shaw’s employment agreement are subject to his execution and non-revocation of a release of claims against the Company. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Mr. Shaw receiving a greater net after tax benefit as a result of the reduction.

All payments to Mr. Shaw under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Shaw is subject to non-competition, non-solicitation, anti-raiding, and confidentiality provisions under his employment agreement.

The foregoing description of the terms of the employment agreement with Mr. Shaw is not complete and is subject in its entirety by reference to the terms of such employment agreement, a copy of which is attached as Exhibit 10.2 hereto.

Employment Agreement with Abraham Mirman, Chief Executive Officer of the Company

On July 5, 2016, the Company entered into an employment agreement with Abraham Mirman, effective as of the Effective Date, under which he will serve as Chief Executive Officer of the Company. The initial term of the agreement is scheduled to end on December 31, 2017, and the agreement will renew automatically for additional one-year periods beginning on December 31, 2017, unless either party gives notice of non-renewal at least 180 days before the end of the then-current term. The agreement replaces in its entirety Mr. Mirman’s prior employment agreement with the Company.

Mr. Mirman’s base salary is $350,000 for the first year of the agreement, $375,000 for the second year of the agreement, and $425,000 for the third year of the agreement, which will be reviewed on an annual basis. Mr. Mirman is entitled to a bonus under the agreement equal to $175,000, payable in cash on the first regular payroll date of the Company following June 24, 2016. Mr. Mirman will be eligible to receive a cash bonus equal to a percentage of his base salary (ranging from 0% to 500%) depending on the level of achievement of certain BOE per day, EBITDAX and cash on hand performance measures during the first year of the agreement. Mr. Mirman will also be eligible to receive awards of equity and non-equity compensation and to participate in the Company’s annual and long-term incentive plans, in each case as determined by the Board in its discretion. On June 24, 2016, Mr. Mirman received a grant of stock options under the Company’s 2016 Omnibus Incentive Plan to purchase 1,250,000 shares of common stock with an exercise price of $1.34. This option vests over two years, with 34% vesting on the date of the grant, 33% vesting on the first anniversary of the date of the grant and 33% vesting on the second anniversary of the date of the grant, subject to continued service through each vesting date.

Under his employment agreement, Mr. Mirman will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums upon a termination by the Company without cause or a termination by him for good reason. Upon a termination by the Company without cause or a termination by Mr. Mirman for good reason within 12 months following a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Mirman will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Mirman’s employment agreement are subject to his execution and non-revocation of a release of claims against the Company. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Mr. Mirman receiving a greater net after tax benefit as a result of the reduction.

All payments to Mr. Mirman under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Mirman is subject to non-competition, non-solicitation, anti-raiding, and confidentiality provisions under his employment agreement.

The foregoing description of the terms of the employment agreement with Mr. Mirman is not complete and is subject in its entirety by reference to the terms of such employment agreement, a copy of which is attached as Exhibit 10.3 hereto.

Employment Agreement with Kevin Nanke, Chief Financial Officer of the Company

On July 5, 2016, the Company entered into an employment agreement with Kevin Nanke, effective as of the Effective Date, under which he will serve as Executive Vice President - Chief Financial Officer of the Company. The initial term of the agreement is scheduled to end on December 31, 2017, and the agreement will renew automatically for additional one-year periods beginning on December 31, 2017, unless either party gives notice of non-renewal at least 180 days before the end of the then-current term. The agreement replaces in its entirety Mr. Nanke’s prior employment agreement with the Company.

Mr. Nanke’s initial base salary under the agreement is $275,000, which will be reviewed on an annual basis. Mr. Nanke is entitled to a bonus equal to $125,000, payable in cash on the first regular payroll date of the Company following June 24, 2016. Mr. Nanke will be eligible to receive a cash bonus equal to a percentage of his base salary (ranging from 0% to 500%) depending on the level of achievement of certain BOE per day, EBITDAX and cash on hand performance measures during the first year of the agreement. Mr. Nanke will also be eligible to receive awards of equity and non-equity compensation and to participate in the Company’s annual and long-term incentive plans, in each case as determined by the Board in its discretion. On June 24, 2016, Mr. Nanke received a grant of stock options under the Company’s 2016 Omnibus Incentive Plan to purchase 625,000 shares of common stock with an exercise price of $1.34. This option vests over two years, with 34% vesting on the date of the grant, 33% vesting on the first anniversary of the date of the grant and 33% vesting on the second anniversary of the date of the grant, subject to continued service through each vesting date.

Under his employment agreement, Mr. Nanke will be entitled to a lump sum severance payment equal to six months of base salary and six months of COBRA premiums upon a termination by the Company without cause or a termination by him for good reason. Upon a termination by the Company without cause or a termination by Mr. Nanke for good reason within 12 months following a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Nanke will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Nanke’s employment agreement are subject to his execution and non-revocation of a release of claims against the Company. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Mr. Nanke receiving a greater net after tax benefit as a result of the reduction.

All payments to Mr. Nanke under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Nanke is subject to non-competition, non-solicitation, anti-raiding, and confidentiality provisions under his employment agreement.

The foregoing description of the terms of the employment agreement with Mr. Nanke is not complete and is subject in its entirety by reference to the terms of such employment agreement, a copy of which is attached as Exhibit 10.4 hereto.

Employment Agreement with Ariella Fuchs, General Counsel of the Company

On July 5, 2016, the Company entered into an employment agreement with Ariella Fuchs, effective as of the Effective Date, under which she will serve as General Counsel of the Company. The initial term of the agreement is scheduled to end on December 31, 2017, and the agreement will renew automatically for additional one-year periods beginning on December 31, 2017, unless either party gives notice of non-renewal at least 180 days before the end of the then-current term. The agreement replaces in its entirety Ms. Fuchs’ prior employment agreement with the Company.

Ms. Fuchs’ initial base salary under the agreement is $250,000, which will be reviewed on an annual basis. Ms. Fuchs is entitled to a bonus equal to $112,500, payable in cash on the first regular payroll date of the Company following the Effective Date. Ms. Fuchs will be eligible to receive a cash bonus equal to a percentage of her base salary (ranging from 0% to 500%) depending on the level of achievement of certain BOE per day, EBITDAX and cash on hand performance measures during the first year of the agreement. Ms. Fuchs will also be eligible to receive awards of equity and non-equity compensation and to participate in the Company’s annual and long-term incentive plans, in each case as determined by the Board in its discretion. On June 24, 2016, Ms. Fuchs received a grant of stock options under the Company’s 2016 Omnibus Incentive Plan to purchase 375,000 shares of common stock with an exercise price of $1.34. This option vests over two years, with 34% vesting on the date of the grant, 33% vesting on the first anniversary of the date of the grant and 33% vesting on the second anniversary of the date of the grant, subject to continued service through each vesting date.

Under her employment agreement, Ms. Fuchs’ will be entitled to a lump sum severance payment equal to six months of base salary and six months of COBRA premiums upon a termination by the Company without cause or a termination by her for good reason. Upon a termination by the Company without cause or a termination by Ms. Fuchs for good reason within 12 months following a change in control, she will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Ms. Fuchs will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Ms. Fuchs employment agreement are subject to her execution and non-revocation of a release of claims against the Company. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Ms. Fuchs receiving a greater net after tax benefit as a result of the reduction.

All payments to Ms. Fuchs under her employment agreement will be subject to clawback in the event required by applicable law. Further, Ms. Fuchs is subject to non-competition, non-solicitation, anti-raiding, and confidentiality provisions under her employment agreement.

The foregoing description of the terms of the employment agreement with Ms. Fuchs is not complete and is subject in its entirety by reference to the terms of such employment agreement, a copy of which is attached as Exhibit 10.5 hereto.

Employment Agreement with Ronald Ormand, Executive Chairman of the Company

On July 5, 2016, the Company entered into an employment agreement with Ronald Ormand, effective as of July 11, 2016, under which he will serve as Executive Chairman of the Company. The initial term of the agreement is scheduled to end on December 31, 2017, and the agreement will renew automatically for additional one-year periods beginning on December 31, 2017, unless either party gives notice of non-renewal at least 180 days before the end of the then-current term.

Mr. Ormand’s base salary is $300,000 for the first year of the agreement, $350,000 for the second year of the agreement, and $400,000 for the third year of the agreement, which will be reviewed on an annual basis. Mr. Ormand will be eligible to receive a cash bonus equal to a percentage of his base salary (ranging from 0% to 500%) depending on the level of achievement of certain BOE per day, EBITDAX and cash on hand performance measures during the first year of the agreement. Mr. Ormand will also be eligible to receive awards of equity and non-equity compensation and to participate in the Company’s annual and long-term incentive plans, in each case as determined by the Board in its discretion. On July 7, 2016, Mr. Ormand received a grant of restricted stock under the Company’s 2016 Omnibus Incentive Plan to purchase 1.25 million shares of common stock. The restricted stock vests over two years, with 34% vesting on the date of the grant, 33% vesting on the first anniversary of the date of the grant and 33% vesting on the second anniversary of the date of the grant, subject to continued service through each vesting date.

Under his employment agreement, Mr. Ormand will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums upon a termination by the Company without cause or a termination by him for good reason. Upon a termination by the Company without cause or a termination by Mr. Ormand for good reason within 12 months following a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Ormand will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Ormand’s employment agreement are subject to his execution and non-revocation of a release of claims against the Company. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Mr. Ormand receiving a greater net after tax benefit as a result of the reduction.

All payments to Mr. Ormand under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Ormand is subject to non-competition, non-solicitation, anti-raiding, and confidentiality provisions under his employment agreement.

The foregoing description of the terms of the employment agreement with Mr. Ormand is not complete and is subject in its entirety by reference to the terms of such employment agreement, a copy of which is attached as Exhibit 10.6 hereto.

Forward-Looking Statements

Statements in this Current Report on Form 8-K relating to the Company’s expectations and beliefs are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current beliefs and expectations and are subject to significant risks and uncertainties. The forward-looking statements provide current expectations of future events and determinations and are not guarantees of future events and determinations, nor should they be relied upon as representing the Company’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual future events and determinations may differ materially from those presented, either expressed or implied, in this Form 8-K. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and the Company’s Registration Statement on Form S-4 filed on May 11, 2016,each of which has been filed with the Securities and Exchange Commission and is available on the Company’s website (www.lilisenergy.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement with Michael Pawelek, dated July 5, 2016

10.2	Employment Agreement with Edward Shaw, dated July 5, 2016

10.3	Employment Agreement with Abraham Mirman, dated July 5, 2016

10.4	Employment Agreement with Kevin Nanke, dated July 5, 2016

10.5	Employment Agreement with Ariella Fuchs, dated July 5, 2016

10.6	Employment Agreement with Ronald Ormand, dated July 5, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2016	LILIS ENERGY, INC.

	By:	/s/ Kevin Nanke
Executive Vice President and Chief Financial Officer